                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): MARCH 8, 2006

                            CATSKILL LITIGATION TRUST
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             (Exact name of registrant as specified in its charter)

          Delaware                     333-112603            16-6547621
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(State or other jurisdiction           (Commission           (IRS Employer
      of incorporation)                File Number)          Identification No.)

    c/o Christiana Bank & Trust Company,
1314 King Street, Wilmington, Delaware                                  19801
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(Address of Principal Executive Offices)                              (Zip Code)

       Registrant's telephone number, including area code: (302) 888-7400
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

         |_|      Written   communications   pursuant  to  Rule  425  under  the
                  Securities Act (17 CFR 230.425)

         |_|      Soliciting material pursuant to Rule 14a-12 under the Exchange
                  Act (17 CFR 240.14a-12)

         |_|      Pre-commencement  communications  pursuant  to  Rule  14d-2(b)
                  under the Exchange Act (17 CFR 240.14d-2(b))

         |_|      Pre-commencement  communications  pursuant  to  Rule  13e-4(c)
                  under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.      OTHER EVENTS.

         On March 8, 2005, the trustees of the Catskill Litigation Trust (the
"Trust") received a Summary Order from the United States Court of Appeals for the Second Circuit with regard to the Trust's appeal in the case of Catskill
Development, L.L.C., Mohawk Management, LLC, and Monticello Raceway Development
Company, LLC, Plaintiffs. v. Harrah's Entertainment, Inc., Defendant.

         The unpublished order remands the case to the District Court for additional development of the record. In the appeal, the Trust brought to the attention of the court a recent decision which measured the diversity of a limited liability according to the citizenship of its individual members, rather than the state of its organization. If this were found to be a precedent, the
Trust conceded that diversity of citizenship sufficient to establish subject matter jurisdiction in the case with respect to Catskill Development, L.L.C. and
Mohawk Management, LLC would not exist. However, the Trust argued that this procedure has been inconsistently applied and the Trust argued that it should not be followed. The Court of Appeals has rejected the Trust's arguments in this respect.

         The Trust also requested the Court to preserve jurisdiction in the case by dismissing the non-diverse plaintiffs and proceeding to rule on the issues on appeal as they apply to the remaining plaintiff. However, the Court found the record to be insufficient to determine the ownership of Monticello Raceway
Development Company, LLC on the date of the commencement of the action.
Moreover, the Court felt that additional findings of fact were required for the court to determine whether the dismissal of the non-diverse plaintiffs would result in prejudice to any of the parties.

         In remanding the case, the Court of Appeals vacated the original judgment by Judge Mc Mahon, directing that if the District Court determined that
Monticello Raceway Development Company, LLC was a diverse party whose jurisdiction should be preserved, it could consider whether to reinstate all or part of its prior judgment. In addition, the Court of Appeals indicated that the trial court should make a determination as to whether the remaining plaintiff would be a third party beneficiary of the contracts made with the non-diverse parties under New York law.

         A copy of the order is being furnished as Exhibit 99.1 to this Current
Report on Form 8-K.

         In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed
"filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or
otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS.

        (d)     Exhibits.

                99.1       March 8, 2006 Summary Order of the United States
                           Court of Appeals for the Second Circuit

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                CATSKILL LITIGATION TRUST
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                                                       (Registrant)

Date: March 10, 2006
                                                By: /s/ Joseph E. Bernstein
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                                                    Joseph E. Bernstein
                                                    Litigation Trustee